UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 25, 2014

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may, “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

Section 8 – Other Events

Item 8.01	Other Events

On September 25, 2014, the NYSE MKT (the “Exchange”) approved the listing of our common share purchase warrants, having an exercise price of $5.00 per share and an expiration date of October 1, 2018.  The warrants will trade on the Exchange under the symbol BTX WS.  Trading of the warrants on a “when issued” basis is expected to begin on October 1, 2014 and on a “regular way” basis the next day.

We originally issued the warrants to our subsidiary Asterias Biotherapeutics, Inc. (“Asterias”) last October under the terms of the Asset Contribution Agreement among BioTime, Asterias and Geron Corporation (“Geron”) through which Asterias acquired Geron’s stem cell assets.  As previously announced, Asterias will distribute the warrants on a pro rata basis to the holders of its Series A common stock, as provided in the Asset Contribution Agreement.  The distribution of the warrants to holders of Asterias Series A common stock is expected to occur on October 1, 2014.

The BioTime Warrants are more fully described in BioTime’s Prospectus dated June 11, 2014 and its Registration Statement on Form S-3, File No. 333-187710, which are available at the website maintained by the United States Securities and Exchange Commission at www.sec.gov, and on BioTime’s website at www.biotimeinc.com.  A copy of the Prospectus may also be obtained from BioTime upon request to the Secretary at 1301 Harbor Bay Parkway, Alameda, CA 94502.  BioTime’s Prospectus and Registration Statement contain important information about BioTime and the BioTime Warrants.  You should read the Prospectus and Registration Statement carefully, including the Risk Factors section of the Prospectus.  The Registration Statement and a final Prospectus may be amended from time to time, and any such amendments will also be available at the website maintained by the Securities and Exchange Commission at www.sec.gov and on BioTime’s website www.biotimeinc.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: September 29, 2014	By:	/s/ Michael D. West
Chief Executive Officer